First Quarter
Financial Supplement
March 31, 2010
1

METLIFE, INC.

HIGHLIGHTS
Corporate Overview	2

METLIFE, INC.
Consolidated Balance Sheets	3
Consolidated Statements of Operating Earnings Available to Common Shareholders	4
Consolidating Balance Sheet	5
Consolidating Balance Sheet - U.S. Business	6
Consolidating Statement of Operating Earnings Available to Common Shareholders	7

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

U.S. BUSINESS - INSURANCE PRODUCTS
Statements of Operating Earnings Available to Common Shareholders	10
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	14
Other Expenses by Major Category and Individual Life Sales by Product	15
Spread by Product	16

U.S. BUSINESS - RETIREMENT PRODUCTS
Statements of Operating Earnings Available to Common Shareholders	17
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	18
Other Expenses by Major Category and Individual Annuity Sales by Product	19
Spread	20

U.S. BUSINESS - CORPORATE BENEFIT FUNDING
Statements of Operating Earnings Available to Common Shareholders	21
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	22
Other Expenses by Major Category	23
Spread	24

U.S. BUSINESS - AUTO & HOME
Statements of Operating Earnings Available to Common Shareholders	25
Written Premiums by Product and Selected Financial Information and Supplemental Data	28

INTERNATIONAL
Statements of Operating Earnings Available to Common Shareholders	29

BANKING, CORPORATE & OTHER
Statements of Operating Earnings Available to Common Shareholders	33
Banking - Supplemental Information	36

INVESTMENTS
Investment Results by Asset Category and Annualized Yields	37
Fixed Maturity Securities and Equity Securities Available-for-Sale Gross Unrealized Gains and Losses Aging Schedules	39
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution and Summary of Commercial Mortgage Loans by Region and Property Type	40
Summary of Real Estate and Real Estate Joint Ventures and Summary of Mortgage Loans	41

OTHER INFORMATION
Company Ratings	42
NOTE:
This Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. This QFS also includes financial measures, such as operating earnings, operating revenues, operating expenses, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, which do not equate to and should not be viewed as substitutes for generally accepted accounting principles (“GAAP”) net income (loss), GAAP revenues, GAAP expenses, GAAP net income (loss) available to MetLife, Inc.’s common shareholders and GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, respectively. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources and, consistent with GAAP accounting guidance for segment reporting, is our measure of segment performance. Operating earnings is also a measure by which MetLife’s senior management’s and other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.
Operating earnings is defined as operating revenues less operating expenses, net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends and operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated.
Operating revenues is defined as GAAP revenues (i) less net investment gains (losses), (ii) less amortization of unearned revenue related to net investment gains (losses), (iii) plus scheduled periodic settlement payments on derivative instruments that are hedges of investments but do not qualify for hedge accounting treatment, (iv) plus income from discontinued real estate operations and (v) plus, for operating joint ventures reported under the equity method of accounting, the aforementioned adjustments and those identified in the definition of operating expenses, net of income tax, if applicable to these joint ventures.
Operating expenses is defined as GAAP expenses (i) less changes in policyholder benefits associated with asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities, (ii) less costs related to business combinations and noncontrolling interests, (iii) less amortization of deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”) and changes in the policyholder dividend obligation related to net investment gains (losses) and (iv) plus scheduled periodic settlement payments on derivative instruments that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.
In addition, operating revenues and operating expenses do not reflect the consolidation of certain securitization vehicles that are variable interest entities as required under GAAP.
MetLife believes the presentation of operating earnings as we measure it for management purposes enhances the understanding of its performance by highlighting the results from operations and the underlying profitability drivers of the business. Reconciliations of operating earnings to GAAP net income (loss) from continuing operations, net of income tax, operating earnings available to common shareholders to GAAP net income (loss) available to MetLife, Inc.’s common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated April 29, 2010, for the three months ended March 31, 2010, which are available at www.metlife.com.

METLIFE, INC.
CORPORATE OVERVIEW

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions, except per share data)	2009	2009	2009	2009	2010

Operating earnings available to common shareholders	$131	$723	$718	$793	$834
Preferred stock dividends	30	31	30	31	30

Operating earnings	161	754	748	824	864
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(906)	(3,829)	(2,139)	(898)	72
Other adjustments to continuing operations	(241)	473	46	6	(121)
Provision for income tax expense (benefit)	401	1,183	721	378	18

Income (loss) from continuing operations, net of income tax	(585)	(1,419)	(624)	310	833
Income (loss) from discontinued operations, net of income tax	37	1	(1)	3	1

Net income (loss)	(548)	(1,418)	(625)	313	834
Less: Net income (loss) attributable to noncontrolling interest	(4)	(16)	(5)	(7)	(1)

Net income (loss) attributable to MetLife, Inc.	(544)	(1,402)	(620)	320	835
Less: Preferred stock dividends	30	31	30	31	30

Net income (loss) available to MetLife, Inc.’s common shareholders	$(574)	$(1,433)	$(650)	$289	$805

Operating earnings available to common shareholders — diluted	$0.16	$0.88	$0.87	$0.96	$1.01
Net investment gains (losses)	(1.12)	(4.64)	(2.59)	(1.08)	0.09
Other adjustments to continuing operations	(0.30)	0.57	0.06	0.01	(0.15)
Provision for income tax expense (benefit)	0.50	1.43	0.86	0.45	0.02
Discontinued operations, net of income tax	0.05	—	—	—	—
Less: Net income (loss) attributable to noncontrolling interest	—	(0.02)	(0.01)	(0.01)	—

Net income (loss) available to MetLife, Inc.’s common shareholders per common share — diluted	$(0.71)	$(1.74)	$(0.79)	$0.35	$0.97

Weighted average common shares outstanding — diluted	810.8	825.1	827.3	828.0	828.6

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2009	2009	2009	2009	2010

Book value per common share — (actual common shares outstanding)	$25.75	$30.85	$39.36	$37.96	$41.21
Book value per common share, excluding accumulated other comprehensive income (loss) — (actual common shares outstanding)	$44.53	$42.86	$42.09	$41.69	$42.67

Book value per common share — diluted — (weighted average common shares outstanding)	$25.98	$30.60	$38.95	$37.54	$40.75
Book value per common share, excluding accumulated other comprehensive income (loss) — diluted — (weighted average common shares outstanding)	$44.93	$42.52	$41.65	$41.23	$42.19

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Common shares outstanding, beginning of period	793.6	818.1	818.6	818.8	818.8
Treasury stock, net	0.1	0.5	0.2	—	0.3
Newly issued shares	24.4	—	—	—	0.3

Common shares outstanding, end of period	818.1	818.6	818.8	818.8	819.4

Weighted average common shares outstanding — basic	809.1	821.6	821.8	821.9	822.6
Dilutive effect of stock-based awards	1.7	3.5	5.5	6.1	6.0

Weighted average common shares outstanding — diluted	810.8	825.1	827.3	828.0	828.6

Policyholder Trust Shares	240.8	238.7	236.8	233.2	229.9

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$191,415	$211,563	$223,896	$227,642	$239,566
Equity securities available-for-sale, at estimated fair value	2,817	3,045	3,117	3,084	3,066
Trading securities, at estimated fair value (1)	922	1,471	1,970	2,384	3,039
Mortgage loans:
Held-for-investment, at amortized cost	49,074	48,229	48,239	48,181	48,368
Held-for-sale, principally at estimated fair value	3,970	4,271	2,442	2,728	2,003
Held by consolidated securitization entities, at estimated fair value	—	—	—	—	7,065

Mortgage loans, net	53,044	52,500	50,681	50,909	57,436
Policy loans	9,851	9,907	10,001	10,061	10,146
Real estate and real estate joint ventures	7,331	7,246	6,982	6,852	6,826
Real estate held-for-sale	50	50	50	44	40
Other limited partnership interests	5,365	5,193	5,255	5,508	5,753
Short-term investments	10,896	8,117	6,861	8,374	8,019
Other invested assets	15,130	13,071	13,916	12,709	12,327

Total investments	296,821	312,163	322,729	327,567	346,218
Cash and cash equivalents (1)	19,424	13,213	15,562	10,112	9,202
Accrued investment income	3,142	3,019	3,236	3,173	3,392
Premiums and other receivables	18,514	16,730	16,903	16,752	17,554
Deferred policy acquisition costs and value of business acquired	20,754	20,323	19,208	19,256	18,697
Current income tax recoverable	—	253	412	316	—
Deferred income tax assets	6,349	3,856	535	1,228	149
Goodwill	5,010	5,036	5,033	5,047	5,049
Other assets	7,028	7,896	7,140	6,822	6,869
Separate account assets	114,366	126,968	144,434	149,041	158,436

Total assets	$491,408	$509,457	$535,192	$539,314	$565,566

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$131,609	$132,823	$134,492	$135,879	$137,516
Policyholder account balances	141,037	140,076	139,171	138,673	141,734
Other policyholder funds	8,136	8,319	8,549	8,446	8,682
Policyholder dividends payable	846	881	911	761	745
Payables for collateral under securities loaned and other transactions	24,341	24,607	24,363	24,196	25,982
Bank deposits	7,531	7,807	8,372	10,211	10,032
Short-term debt	5,878	4,757	2,131	912	318
Long-term debt (1)	11,042	12,940	13,202	13,220	20,177
Collateral financing arrangements	5,242	5,297	5,297	5,297	5,297
Junior subordinated debt securities	2,691	2,691	3,191	3,191	3,191
Current income tax payable	635	—	—	—	66
Other liabilities	14,625	14,679	16,486	15,989	17,211
Separate account liabilities	114,366	126,968	144,434	149,041	158,436

Total liabilities	467,979	481,845	500,599	505,816	529,387

Stockholders’ Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	8	8	8	8	8
Additional paid-in capital	16,860	16,849	16,865	16,859	16,871
Retained earnings	21,829	20,472	19,822	19,501	20,294
Treasury stock, at cost	(230)	(203)	(194)	(190)	(172)
Accumulated other comprehensive loss	(15,358)	(9,834)	(2,234)	(3,058)	(1,191)

Total MetLife, Inc.’s stockholders’ equity	23,110	27,293	34,268	33,121	35,811
Noncontrolling interests	319	319	325	377	368

Total equity	23,429	27,612	34,593	33,498	36,179

Total liabilities and stockholders’ equity	$491,408	$509,457	$535,192	$539,314	$565,566

(1)	Effective January 1, 2010, balances include the effect of consolidating under GAAP certain variable interest entities that are treated as consolidated securitization entities which reflect, at estimated fair value, $274 million of trading securities, $38 million of cash and cash equivalents and $7,106 million of long-term debt at March 31, 2010.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

OPERATING REVENUES
Premiums	$6,122	$6,576	$6,601	$7,161	$6,854
Universal life and investment-type product policy fees	1,189	1,227	1,255	1,559	1,408
Net investment income	3,274	3,859	3,956	4,000	4,293
Other revenues	554	572	602	601	513

Total operating revenues	11,139	12,234	12,414	13,321	13,068

OPERATING EXPENSES
Policyholder benefits and dividends	6,979	7,388	7,549	7,986	7,890
Interest credited to policyholder account balances	1,170	1,229	1,259	1,195	1,146
Interest credited to bank deposits	43	40	37	43	39
Capitalization of DAC	(786)	(757)	(722)	(754)	(744)
Amortization of DAC and VOBA	746	332	376	564	588
Interest expense	245	256	274	269	264
Other expenses	2,557	2,765	2,723	2,947	2,645

Total operating expenses	10,954	11,253	11,496	12,250	11,828

Operating earnings before provision for income tax	185	981	918	1,071	1,240
Provision for income tax expense (benefit)	24	227	170	247	376

Operating earnings	161	754	748	824	864
Preferred stock dividends	30	31	30	31	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$131	$723	$718	$793	$834

Net Income Reconciliation
Operating earnings	$161	$754	$748	$824	$864

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(906)	(3,829)	(2,139)	(898)	72
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	(6)	(11)	(4)	(6)	(1)
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(31)	(32)	4	(29)	(49)
Equity method operating joint ventures realized gains (losses), net of offsets	20	(96)	(35)	(45)	(5)
Real estate discontinued operations	(2)	(1)	(2)	(2)	(1)
Net investment income related to consolidated securitization entities	—	—	—	—	106
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(11)	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(16)	8	(63)	(2)	(24)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	2	—	1	1	3
Amortization of deferred acquisition costs — related to net investment gains (losses)	(183)	625	174	95	(14)
Interest expense — related to consolidated securitization entities	—	—	—	—	(106)
Other expenses:
Noncontrolling interest	(3)	(20)	(7)	(8)	(1)
Business combination costs	(11)	—	(22)	2	(29)
Provision for income tax expense (benefit)	401	1,183	721	378	18

Income (loss) from continuing operations, net of income tax	(585)	(1,419)	(624)	310	833
Income (loss) from discontinued operations, net of income tax	37	1	(1)	3	1

Net income (loss)	(548)	(1,418)	(625)	313	834
Less: Net income (loss) attributable to noncontrolling interest	(4)	(16)	(5)	(7)	(1)

Net income (loss) attributable to MetLife, Inc.	(544)	(1,402)	(620)	320	835
Less: Preferred stock dividends	30	31	30	31	30

Net income (loss) available to MetLife, Inc.’s common shareholders	$(574)	$(1,433)	$(650)	$289	$805

Premiums, Fees and Other Revenues	$7,865	$8,375	$8,458	$9,321	$8,775

METLIFE, INC.
CONSOLIDATING BALANCE SHEET

	March 31, 2010
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other (1)

ASSETS
Total investments (1)	$346,218	$272,476	$21,322	$52,420
Cash and cash equivalents (1)	9,202	2,138	1,457	5,607
Accrued investment income	3,392	2,666	312	414
Premiums and other receivables	17,554	10,001	913	6,640
Deferred policy acquisition costs and value of business acquired	18,697	15,684	3,009	4
Current income tax recoverable	—	—	—	—
Deferred income tax assets	149	(138)	58	229
Goodwill	5,049	4,163	416	470
Other assets	6,869	4,298	500	2,071
Separate account assets	158,436	150,516	7,920	—

Total assets	$565,566	$461,804	$35,907	$67,855

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$137,516	$120,727	$11,274	$5,515
Policyholder account balances	141,734	132,946	8,740	48
Other policyholder funds	8,682	6,525	1,759	398
Policyholder dividends payable	745	745	—	—
Payables for collateral under securities loaned and other transactions	25,982	17,985	13	7,984
Bank deposits	10,032	—	—	10,032
Short-term debt	318	—	14	304
Long-term debt (1)	20,177	104	6	20,067
Collateral financing arrangements	5,297	—	—	5,297
Junior subordinated debt securities	3,191	—	—	3,191
Current income tax payable	66	(14)	(124)	204
Other liabilities	17,211	9,950	1,379	5,882
Separate account liabilities	158,436	150,516	7,920	—

Total liabilities	529,387	439,484	30,981	58,922

Stockholders’ Equity
Preferred stock, at par value	1	—	—	1
Common stock, at par value	8	—	—	8
Allocated equity (2)	37,165	23,657	4,301	9,207
Treasury stock	(172)	—	—	(172)
Accumulated other comprehensive income (loss)	(1,191)	(1,334)	418	(275)

Total MetLife, Inc.’s stockholders’ equity	35,811	22,323	4,719	8,769

Noncontrolling interests	368	(3)	207	164

Total equity	36,179	22,320	4,926	8,933

Total liabilities and stockholders’ equity	$565,566	$461,804	$35,907	$67,855

(1)	Includes the effect of consolidating under GAAP certain variable interest entities that are treated as consolidated securitization entities which reflect, at estimated fair value, $7,339 million in total investments, $38 million in cash and cash equivalents and $7,106 million of long-term debt at March 31, 2010.

(2)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING BALANCE SHEET — U.S. BUSINESS

	March 31, 2010
		Insurance	Retirement	Corporate Benefit
Unaudited (In millions)	U.S. Business	Products	Products	Funding	Auto & Home

ASSETS
Total investments	$272,476	$105,701	$52,332	$110,613	$3,830
Cash and cash equivalents	2,138	459	31	1,613	35
Accrued investment income	2,666	1,121	518	971	56
Premiums and other receivables	10,001	6,298	568	2,152	983
Deferred policy acquisition costs and value of business acquired	15,684	9,522	5,906	78	178
Current income tax recoverable	—	—	—	—	—
Deferred income tax assets	(138)	(1,785)	(931)	2,491	87
Goodwill	4,163	1,414	1,692	900	157
Other assets	4,298	1,900	1,633	411	354
Separate account assets	150,516	9,132	92,554	48,830	—

Total assets	$461,804	$133,762	$154,303	$168,059	$5,680

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$120,727	$71,321	$4,071	$42,354	$2,981
Policyholder account balances	132,946	28,621	46,492	57,833	—
Other policyholder funds	6,525	5,984	105	267	169
Policyholder dividends payable	745	745	—	—	—
Payables for collateral under securities loaned and other transactions	17,985	4,133	3,482	10,370	—
Bank deposits	—	—	—	—	—
Short-term debt	—	—	—	—	—
Long-term debt	104	(75)	8	171	—
Collateral financing arrangements	—	—	—	—	—
Junior subordinated debt securities	—	—	—	—	—
Current income tax payable	(14)	(301)	305	(25)	7
Other liabilities	9,950	5,641	1,057	2,534	718
Separate account liabilities	150,516	9,132	92,554	48,830	—

Total liabilities	439,484	125,201	148,074	162,334	3,875

Stockholders’ Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	—	—	—	—	—
Allocated equity (1)	23,657	9,233	6,219	6,372	1,833
Treasury stock, at cost	—	—	—	—	—
Accumulated other comprehensive loss	(1,334)	(672)	10	(644)	(28)

Total MetLife, Inc.’s stockholders’ equity	22,323	8,561	6,229	5,728	1,805

Noncontrolling interests	(3)	—	—	(3)	—

Total equity	22,320	8,561	6,229	5,725	1,805

Total liabilities and stockholders’ equity	$461,804	$133,762	$154,303	$168,059	$5,680

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended March 31, 2010
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$6,854	$5,961	$893	$—
Universal life and investment-type product policy fees	1,408	1,117	291	—
Net investment income	4,293	3,600	450	243
Other revenues	513	299	1	213

Total operating revenues	13,068	10,977	1,635	456

OPERATING EXPENSES
Policyholder benefits and dividends	7,890	7,057	838	(5)
Interest credited to policyholder account balances	1,146	995	151	—
Interest credited to bank deposits	39	—	—	39
Capitalization of DAC	(744)	(552)	(192)	—
Amortization of DAC and VOBA	588	483	105	—
Interest expense	264	2	1	261
Other expenses	2,645	1,849	522	274

Total operating expenses	11,828	9,834	1,425	569

Operating earnings before provision for income tax	1,240	1,143	210	(113)
Provision for income tax expense (benefit)	376	386	59	(69)

Operating earnings	864	757	151	(44)
Preferred stock dividends	30	—	—	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$834	$757	$151	$(74)

Net Income Reconciliation
Operating earnings	$864	$757	$151	$(44)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	72	128	(29)	(27)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	(1)	(1)	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(49)	(49)	(8)	8
Equity method operating joint ventures realized gains (losses), net of offsets	(5)	—	(5)	—
Real estate discontinued operations	(1)	(1)	—	—
Net investment income related to consolidated securitization entities	106	—	—	106
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(24)	(5)	(19)	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	3	3	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	(14)	(14)	—	—
Interest expense — related to consolidated securitization entities	(106)	—	—	(106)
Other expenses:
Noncontrolling interest	(1)	1	(3)	1
Business combination costs	(29)	—	—	(29)
Provision for income tax expense (benefit)	18	(23)	24	17

Income (loss) from continuing operations, net of income tax	833	796	111	(74)
Income (loss) from discontinued operations, net of income tax	1	1	—	—

Net income (loss)	834	797	111	(74)
Less: Net income (loss) attributable to noncontrolling interest	(1)	—	(2)	1

Net income (loss) attributable to MetLife, Inc.	835	797	113	(75)
Less: Preferred stock dividends	30	—	—	30

Net income (loss) available to MetLife, Inc.’s common shareholders	$805	$797	$113	$(105)

Premiums, Fees and Other Revenues	$8,775	$7,377	$1,185	$213

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended March 31, 2009
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$6,122	$5,399	$721	$2
Universal life and investment-type product policy fees	1,189	979	210	—
Net investment income	3,274	3,055	168	51
Other revenues	554	285	2	267

Total operating revenues	11,139	9,718	1,101	320

OPERATING EXPENSES
Policyholder benefits and dividends	6,979	6,431	548	—
Interest credited to policyholder account balances	1,170	1,092	78	—
Interest credited to bank deposits	43	—	—	43
Capitalization of DAC	(786)	(641)	(145)	—
Amortization of DAC and VOBA	746	651	95	—
Interest expense	245	3	2	240
Other expenses	2,557	1,934	336	287

Total operating expenses	10,954	9,470	914	570

Operating earnings before provision for income tax	185	248	187	(250)
Provision for income tax expense (benefit)	24	70	56	(102)

Operating earnings	161	178	131	(148)
Preferred stock dividends	30	—	—	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$131	$178	$131	$(178)

Net Income Reconciliation
Operating earnings	$161	$178	$131	$(148)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(906)	(1,664)	454	304
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	(6)	(6)	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(31)	(35)	5	(1)
Equity method operating joint ventures realized gains (losses), net of offsets	20	—	20	—
Real estate discontinued operations	(2)	(2)	—	—
Net investment income related to consolidated securitization entities	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(11)	(11)	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(16)	6	(22)	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	2	1	1	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	(183)	(183)	—	—
Interest expense — related to consolidated securitization entities	—	—	—	—
Other expenses:
Noncontrolling interest	(3)	—	(5)	2
Business combination costs	(11)	—	—	(11)
Provision for income tax expense (benefit)	401	658	(149)	(108)

Income (loss) from continuing operations, net of income tax	(585)	(1,058)	435	38
Income (loss) from discontinued operations, net of income tax	37	25	—	12

Net income (loss)	(548)	(1,033)	435	50
Less: Net income (loss) attributable to noncontrolling interest	(4)	—	(5)	1

Net income (loss) attributable to MetLife, Inc.	(544)	(1,033)	440	49
Less: Preferred stock dividends	30	—	—	30

Net income (loss) available to MetLife, Inc.’s common shareholders	$(574)	$(1,033)	$440	$19

Premiums, Fees and Other Revenues	$7,865	$6,663	$933	$269

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

U.S. BUSINESS

INSURANCE PRODUCTS	$155	$285	$302	$400	$298

RETIREMENT PRODUCTS	(118)	143	105	207	159

CORPORATE BENEFIT FUNDING	65	155	140	191	228

AUTO & HOME	76	76	86	84	72

U.S. BUSINESS TOTAL	$178	$659	$633	$882	$757

INTERNATIONAL	131	158	153	21	151

BANKING, CORPORATE & OTHER	(178)	(94)	(68)	(110)	(74)

METLIFE, INC. CONSOLIDATED	$131	$723	$718	$793	$834

(1)	A reconciliation of operating earnings available to common shareholders to net income (loss) for each segment appears in the QFS as follows: (i) Insurance Products, page 10, (ii) Retirement Products, page 17, (iii) Corporate Benefit Funding, page 21, (iv) Auto & Home, page 25, (v) International, page 29, and (vi) Banking, Corporate & Other, page 33. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) for MetLife, Inc. appears on page 4.

U.S. BUSINESS
INSURANCE PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010	2009	2010

OPERATING REVENUES
Premiums	$4,201	$4,235	$4,222	$4,510	$4,323	$4,201	$4,323
Universal life and investment-type product policy fees	583	543	533	622	549	583	549
Net investment income	1,281	1,413	1,437	1,483	1,504	1,281	1,504
Other revenues	177	181	221	200	189	177	189

Total operating revenues	6,242	6,372	6,413	6,815	6,565	6,242	6,565

OPERATING EXPENSES
Policyholder benefits and dividends	4,748	4,700	4,745	4,918	4,847	4,748	4,847
Interest credited to policyholder account balances	231	233	240	248	234	231	234
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(206)	(213)	(218)	(236)	(206)	(206)	(206)
Amortization of DAC and VOBA	210	161	145	209	239	210	239
Interest expense	1	2	—	3	—	1	—
Other expenses	1,023	1,061	1,048	1,074	992	1,023	992

Total operating expenses	6,007	5,944	5,960	6,216	6,106	6,007	6,106

Operating earnings before provision for income tax	235	428	453	599	459	235	459
Provision for income tax expense (benefit)	80	143	151	199	161	80	161

Operating earnings	155	285	302	400	298	155	298
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$155	$285	$302	$400	$298	$155	$298

Net Income Reconciliation
Operating earnings	$155	$285	$302	$400	$298	$155	$298

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(1,036)	(878)	(139)	(205)	33	(1,036)	33
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	(6)	(11)	(4)	(6)	(1)	(6)	(1)
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(24)	(19)	(14)	(17)	(35)	(24)	(35)
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(11)	—	—	—	—	(11)	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	7	(3)	1	(4)	(1)	7	(1)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	(48)	81	(47)	(14)	(10)	(48)	(10)
Interest expense — related to consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	390	290	72	85	5	390	5

Income (loss) from continuing operations, net of income tax	(573)	(255)	171	239	289	(573)	289
Income (loss) from discontinued operations, net of income tax	19	—	—	3	—	19	—

Net income (loss)	(554)	(255)	171	242	289	(554)	289
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(554)	(255)	171	242	289	(554)	289
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(554)	$(255)	$171	$242	$289	$(554)	$289

Premiums, Fees and Other Revenues	$4,961	$4,959	$4,976	$5,332	$5,061	$4,961	$5,061

U.S. BUSINESS
INSURANCE PRODUCTS — GROUP LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010	2009	2010

OPERATING REVENUES
Premiums	$1,745	$1,754	$1,739	$1,829	$1,871	$1,745	$1,871
Universal life and investment-type product policy fees	165	163	152	145	152	165	152
Net investment income	202	199	203	200	207	202	207
Other revenues	3	2	2	2	3	3	3

Total operating revenues	2,115	2,118	2,096	2,176	2,233	2,115	2,233

OPERATING EXPENSES
Policyholder benefits and dividends	1,788	1,776	1,732	1,821	1,865	1,788	1,865
Interest credited to policyholder account balances	47	46	46	47	44	47	44
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(5)	(4)	(3)	(4)	(4)	(5)	(4)
Amortization of DAC and VOBA	9	6	6	4	5	9	5
Interest expense	—	—	—	—	—	—	—
Other expenses	147	159	151	153	141	147	141

Total operating expenses	1,986	1,983	1,932	2,021	2,051	1,986	2,051

Operating earnings before provision for income tax	129	135	164	155	182	129	182
Provision for income tax expense (benefit)	44	46	56	52	64	44	64

Operating earnings	85	89	108	103	118	85	118
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$85	$89	$108	$103	$118	$85	$118

Net Income Reconciliation

Operating earnings	$85	$89	$108	$103	$118	$85	$118

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(105)	(116)	(33)	(4)	25	(105)	25
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(16)	(10)	(6)	(6)	(18)	(16)	(18)
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	5	(2)	5	(4)	—	5	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	40	45	12	5	(2)	40	(2)

Income (loss) from continuing operations, net of income tax	9	6	86	94	123	9	123
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	9	6	86	94	123	9	123
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	9	6	86	94	123	9	123
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$9	$6	$86	$94	$123	$9	$123

Premiums, Fees and Other Revenues	$1,913	$1,919	$1,893	$1,976	$2,026	$1,913	$2,026

Group Life Mortality Ratio	91.8%	90.4%	89.2%	89.7%	89.5%

U.S. BUSINESS
INSURANCE PRODUCTS — INDIVIDUAL LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2009	2009	30, 2009	2009	2010	2009	2010

OPERATING REVENUES
Premiums	$985	$1,026	$1,035	$1,154	$967	$985	$967
Universal life and investment-type product policy fees	415	378	378	477	397	415	397
Net investment income	943	1,036	1,036	1,062	1,086	943	1,086
Other revenues	76	82	114	102	94	76	94

Total operating revenues	2,419	2,522	2,563	2,795	2,544	2,419	2,544

OPERATING EXPENSES
Policyholder benefits and dividends	1,674	1,638	1,700	1,720	1,627	1,674	1,627
Interest credited to policyholder account balances	178	181	188	195	185	178	185
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(151)	(162)	(169)	(188)	(159)	(151)	(159)
Amortization of DAC and VOBA	164	118	102	173	198	164	198
Interest expense	1	2	—	3	—	1	—
Other expenses	522	547	546	559	516	522	516

Total operating expenses	2,388	2,324	2,367	2,462	2,367	2,388	2,367

Operating earnings before provision for income tax	31	198	196	333	177	31	177
Provision for income tax expense (benefit)	11	65	63	110	62	11	62

Operating earnings	20	133	133	223	115	20	115
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$20	$133	$133	$223	$115	$20	$115

Net Income Reconciliation

Operating earnings	$20	$133	$133	$223	$115	$20	$115

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(57)	(373)	(160)	(16)	6	(57)	6
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	(6)	(11)	(4)	(6)	(1)	(6)	(1)
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(2)	(2)	—	(2)	(10)	(2)	(10)
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(11)	—	—	—	—	(11)	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	(48)	81	(47)	(14)	(10)	(48)	(10)
Interest expense — related to consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	44	105	75	13	5	44	5

Income (loss) from continuing operations, net of income tax	(60)	(67)	(3)	198	105	(60)	105
Income (loss) from discontinued operations, net of income tax	19	—	—	3	—	19	—

Net income (loss)	(41)	(67)	(3)	201	105	(41)	105
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(41)	(67)	(3)	201	105	(41)	105
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(41)	$(67)	$(3)	$201	$105	$(41)	$105

Premiums, Fees and Other Revenues	$1,476	$1,486	$1,527	$1,733	$1,458	$1,476	$1,458

Mortality as a Percentage of Expected	82.6%	74.9%	91.2%	81.1%	87.6%

Lapse Ratio

Traditional Life	6.4%	6.7%	6.9%	6.8%	6.7%
Variable & Universal Life	6.2%	6.6%	6.8%	6.5%	6.1%

U.S. BUSINESS
INSURANCE PRODUCTS — NON-MEDICAL HEALTH
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010	2009	2010

OPERATING REVENUES
Premiums	$1,471	$1,455	$1,448	$1,527	$1,485	$1,471	$1,485
Universal life and investment-type product policy fees	3	2	3	—	—	3	—
Net investment income	136	178	198	221	211	136	211
Other revenues	98	97	105	96	92	98	92

Total operating revenues	1,708	1,732	1,754	1,844	1,788	1,708	1,788

OPERATING EXPENSES
Policyholder benefits and dividends	1,286	1,286	1,313	1,377	1,355	1,286	1,355
Interest credited to policyholder account balances	6	6	6	6	5	6	5
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(50)	(47)	(46)	(44)	(43)	(50)	(43)
Amortization of DAC and VOBA	37	37	37	32	36	37	36
Interest expense	—	—	—	—	—	—	—
Other expenses	354	355	351	362	335	354	335

Total operating expenses	1,633	1,637	1,661	1,733	1,688	1,633	1,688

Operating earnings before provision for income tax	75	95	93	111	100	75	100
Provision for income tax expense (benefit)	25	32	32	37	35	25	35

Operating earnings	50	63	61	74	65	50	65
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$50	$63	$61	$74	$65	$50	$65

Net Income Reconciliation

Operating earnings	$50	$63	$61	$74	$65	$50	$65

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(874)	(389)	54	(185)	2	(874)	2
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(6)	(7)	(8)	(9)	(7)	(6)	(7)
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	2	(1)	(4)	—	(1)	2	(1)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	306	140	(15)	67	2	306	2

Income (loss) from continuing operations, net of income tax	(522)	(194)	88	(53)	61	(522)	61
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	(522)	(194)	88	(53)	61	(522)	61
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(522)	(194)	88	(53)	61	(522)	61
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(522)	$(194)	$88	$(53)	$61	$(522)	$61

Premiums, Fees and Other Revenues	$1,572	$1,554	$1,556	$1,623	$1,577	$1,572	$1,577

Non-Medical Health Benefit Ratio	87.4%	88.4%	90.7%	90.2%	91.2%

U.S. BUSINESS
INSURANCE PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Balance, beginning of period	$11,406	$11,654	$11,842	$11,911	$11,966
Premiums and deposits	3,633	3,670	3,600	3,486	3,598
Surrenders and withdrawals	(1,314)	(1,404)	(1,467)	(1,363)	(1,361)
Benefit payments	(2,002)	(1,985)	(1,969)	(1,914)	(1,970)

Net Flows	317	281	164	209	267
Net transfers from (to) separate account	1	1	2	1	1
Interest	80	78	76	76	72
Policy charges	(135)	(136)	(132)	(135)	(128)
Other	(15)	(36)	(41)	(96)	(118)

Balance, end of period	$11,654	$11,842	$11,911	$11,966	$12,060

INDIVIDUAL LIFE

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Balance, beginning of period	$71,686	$72,457	$72,920	$73,307	$73,934
Premiums and deposits	2,031	2,034	2,049	2,167	2,070
Surrenders and withdrawals	(978)	(1,026)	(978)	(936)	(908)
Benefit payments	(612)	(569)	(576)	(577)	(670)

Net Flows	441	439	495	654	492
Net transfers from (to) separate account	31	127	(14)	39	29
Interest	733	736	755	763	749
Policy charges	(391)	(394)	(389)	(397)	(401)
Other	(43)	(445)	(460)	(432)	(405)

Balance, end of period	$72,457	$72,920	$73,307	$73,934	$74,398

NON-MEDICAL HEALTH

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Balance, beginning of period	$12,120	$12,367	$12,579	$12,868	$13,239
Premiums and deposits	1,527	1,500	1,585	1,567	1,518
Surrenders and withdrawals	(6)	(6)	(106)	(5)	(5)
Benefit payments	(1,055)	(1,104)	(1,074)	(1,084)	(1,137)

Net Flows	466	390	405	478	376
Net transfers from (to) separate account	—	—	—	—	—
Interest	131	135	140	147	148
Policy charges	—	—	—	—	—
Other	(350)	(313)	(256)	(254)	(279)

Balance, end of period	$12,367	$12,579	$12,868	$13,239	$13,484

SEPARATE ACCOUNT LIABILITIES

GROUP LIFE

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Balance, beginning of period	$334	$316	$366	$416	$433
Premiums and deposits	39	39	38	39	40
Surrenders and withdrawals	(6)	(6)	(10)	(9)	(9)
Benefit payments	(2)	1	—	—	(1)

Net Flows	31	34	28	30	30
Investment Performance	(20)	47	53	18	19
Net transfers from (to) general account	(1)	(1)	(2)	(1)	(1)
Policy charges	(29)	(29)	(29)	(30)	(31)
Other	1	(1)	—	—	—

Balance, end of period	$316	$366	$416	$433	$450

INDIVIDUAL LIFE

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Balance, beginning of period	$7,193	$6,744	$7,313	$8,232	$8,405
Premiums and deposits	228	216	210	215	208
Surrenders and withdrawals	(136)	(119)	(103)	(140)	(124)
Benefit payments	(8)	(7)	(10)	(7)	(8)

Net Flows	84	90	97	68	76
Investment Performance	(351)	755	953	297	374
Net transfers from (to) general account	(31)	(127)	14	(39)	(29)
Policy charges	(150)	(147)	(147)	(147)	(143)
Other	(1)	(2)	2	(6)	(1)

Balance, end of period	$6,744	$7,313	$8,232	$8,405	$8,682

NON-MEDICAL HEALTH

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Balance, beginning of period	$763	$793	$832	$911	$—
Premiums and deposits	40	38	38	—	—
Surrenders and withdrawals	(3)	(4)	(4)	(910)	—
Benefit payments	—	—	—	—	—

Net Flows	37	34	34	(910)	—
Investment Performance	—	11	30	(1)	—
Net transfers from (to) general account	—	—	—	—	—
Policy charges	(6)	(6)	(8)	—	—
Other	(1)	—	23	—	—

Balance, end of period	$793	$832	$911	$—	$—

U.S. BUSINESS
INSURANCE PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL LIFE SALES BY PRODUCT

OTHER EXPENSES

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Direct and allocated expenses (1)	$582	$577	$568	$579	$554
Pension and post-retirement benefit costs	55	73	70	69	51
Premium taxes, other taxes, and licenses & fees	82	83	82	75	69

Total fixed operating expenses	$719	$733	$720	$723	$674

Commissions and other variable expenses (1)	304	328	328	351	318

Total other expenses	$1,023	$1,061	$1,048	$1,074	$992

INDIVIDUAL LIFE SALES BY PRODUCT (2)

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Individual Life Sales
Term Life	$28	$34	$37	$37	$33
Whole Life	21	32	30	34	29
Variable Life	10	13	10	10	9
Universal Life	38	44	50	63	41

Total Individual Life sales (3)	$97	$123	$127	$144	$112

(1)	Certain reclassifications were made between direct and allocated expenses and commissions and other variable expenses for the March 31, 2009 and June 30, 2009 periods to conform to current period presentation. There is no impact to total other expenses for the periods modified.

(2)	Statistical sales information is calculated by MetLife using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(3)	Of the $112 million of First Year Individual Life sales during the three months ended March 31, 2010, approximately 44% were distributed through MetLife agents, 14% through New England Financial agents, 40% through MetLife’s third party channels and 2% through other channels.

U.S. BUSINESS
INSURANCE PRODUCTS
SPREAD BY PRODUCT
GROUP LIFE

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2009	2009	2009	2009	2010

Investment income yield	5.17%	5.08%	5.20%	5.02%	5.42%
Average crediting rate	2.45%	2.33%	2.20%	2.18%	2.15%

Annualized general account spread	2.72%	2.75%	3.00%	2.84%	3.27%

VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2009	2009	2009	2009	2010

Investment income yield	4.97%	6.24%	6.07%	6.27%	6.28%
Average crediting rate	4.59%	4.56%	4.58%	4.69%	4.47%

Annualized general account spread (1)	0.38%	1.68%	1.49%	1.58%	1.81%

NON-MEDICAL HEALTH

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2009	2009	2009	2009	2010

Investment income yield	3.60%	5.01%	5.57%	6.14%	5.95%
Average crediting rate	4.68%	4.76%	4.69%	4.81%	4.80%

Annualized general account spread	(1.08%)	0.25%	0.88%	1.33%	1.15%

(1)	This represents the general account spread for Variable and Universal Life, a component of Individual Life.

U.S. BUSINESS
RETIREMENT PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010	2009	2010

OPERATING REVENUES
Premiums	$152	$139	$140	$192	$123	$152	$123
Universal life and investment-type product policy fees	356	397	466	493	513	356	513
Net investment income	623	724	749	763	773	623	773
Other revenues	30	34	61	47	48	30	48

Total operating revenues	1,161	1,294	1,416	1,495	1,457	1,161	1,457

OPERATING EXPENSES
Policyholder benefits and dividends	325	353	424	296	354	325	354
Interest credited to policyholder account balances	402	428	431	426	406	402	406
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(329)	(285)	(223)	(230)	(234)	(329)	(234)
Amortization of DAC and VOBA	326	(44)	42	100	133	326	133
Interest expense	—	1	—	(1)	—	—	—
Other expenses	619	621	580	585	554	619	554

Total operating expenses	1,343	1,074	1,254	1,176	1,213	1,343	1,213

Operating earnings before provision for income tax	(182)	220	162	319	244	(182)	244
Provision for income tax expense (benefit)	(64)	77	57	112	85	(64)	85

Operating earnings	(118)	143	105	207	159	(118)	159
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(118)	$143	$105	$207	$159	$(118)	$159

Net Income Reconciliation
Operating earnings	$(118)	$143	$105	$207	$159	$(118)	$159

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	150	(1,120)	(462)	(174)	101	150	101
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(50)	(55)	(49)	(63)	(65)	(50)	(65)
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	(135)	544	221	109	(4)	(135)	(4)
Interest expense — related to consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	11	221	103	45	(11)	11	(11)

Income (loss) from continuing operations, net of income tax	(142)	(267)	(82)	124	180	(142)	180
Income (loss) from discontinued operations, net of income tax	5	—	—	—	—	5	—

Net income (loss)	(137)	(267)	(82)	124	180	(137)	180
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(137)	(267)	(82)	124	180	(137)	180
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(137)	$(267)	$(82)	$124	$180	$(137)	$180

Premiums, Fees and Other Revenues	$538	$570	$667	$732	$684	$538	$684

Lapse Ratio

Fixed Annuities	10.4%	9.4%	8.6%	7.5%	6.8%
Variable Annuities	9.3%	8.6%	7.9%	7.1%	6.8%

U.S. BUSINESS
RETIREMENT PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Balance, beginning of period	$47,937	$51,415	$51,228	$51,388	$50,799
Premiums and deposits (1), (2)	5,335	2,768	1,944	1,766	1,606
Surrenders and withdrawals	(1,413)	(923)	(890)	(1,044)	(847)
Benefit payments	(315)	(374)	(363)	(336)	(374)

Net Flows	3,607	1,471	691	386	385
Net transfers from (to) separate account	(231)	(1,217)	(1,107)	(946)	(892)
Interest	495	529	522	518	494
Policy charges	(11)	(12)	(10)	(10)	(12)
Other	(382)	(958)	64	(537)	(211)

Balance, end of period	$51,415	$51,228	$51,388	$50,799	$50,563

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Balance, beginning of period	$62,264	$59,194	$70,538	$82,100	$87,113
Premiums and deposits (1)	2,260	2,894	2,279	2,633	3,004
Surrenders and withdrawals	(1,230)	(1,176)	(1,283)	(1,456)	(1,625)
Benefit payments	(120)	(141)	(140)	(150)	(178)

Net Flows	910	1,577	856	1,027	1,201
Investment Performance	(3,945)	8,872	9,964	3,430	3,755
Net transfers from (to) general account	231	1,217	1,107	946	892
Policy charges	(271)	(322)	(366)	(392)	(406)
Other	5	—	1	2	(1)

Balance, end of period	$59,194	$70,538	$82,100	$87,113	$92,554

(1)	Includes company sponsored internal exchanges.

(2)	Includes premiums and deposits directed to the General Account investment option of a variable annuity product.

U.S. BUSINESS
RETIREMENT PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL ANNUITY SALES BY PRODUCT
OTHER EXPENSES

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Direct and allocated expenses (1)	$185	$192	$183	$178	$173
Pension and post-retirement benefit costs	18	25	22	22	20
Premium taxes, other taxes, and licenses & fees	2	2	7	10	7

Total fixed operating expenses	$205	$219	$212	$210	$200

Commissions and other variable expenses (1)	414	402	368	375	354

Total other expenses	$619	$621	$580	$585	$554

INDIVIDUAL ANNUITY SALES BY PRODUCT (2)

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (in millions)	2009	2009	2009	2009	2010

Individual Annuity Sales
Annuities Sales (2)
Fixed annuity sales	$3,645	$949	$596	$499	$359
Variable annuity sales	3,737	4,507	3,441	3,711	4,034

Total annuity sales (3)	$7,382	$5,456	$4,037	$4,210	$4,393

Separate Account and General Account
Separate Accounts

Total variable annuities separate accounts	$2,147	$2,775	$2,171	$2,518	$2,875

General Accounts
Fixed annuity	3,645	949	596	499	359
Variable annuity	1,590	1,732	1,270	1,193	1,159

Total general accounts	5,235	2,681	1,866	1,692	1,518

Total premiums and deposits	$7,382	$5,456	$4,037	$4,210	$4,393

(1)	Certain reclassifications were made between direct and allocated expenses and commissions and other variable expenses for the March 31, 2009 and June 30, 2009 periods to conform to current period presentation. There is no impact to total other expenses for the periods modified.

(2)	Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

(3)	Of the $4,393 million of Annuity Sales during the three months ended March 31, 2010, approximately 21% were distributed through MetLife agents, 6% through New England Financial agents, 63% through MetLife’s third party channels, 9% through MetLife Resources representatives and 1% through other distribution channels.

U.S. BUSINESS
RETIREMENT PRODUCTS
SPREAD
DEFERRED ANNUITIES

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2009	2009	2009	2009	2010

Investment income yield	5.20%	5.84%	5.86%	5.92%	6.19%
Average crediting rate	3.86%	3.96%	3.88%	3.85%	3.75%

Annualized general account spread	1.34%	1.88%	1.98%	2.07%	2.44%

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010	2009	2010

OPERATING REVENUES
Premiums	$324	$695	$639	$903	$801	$324	$801
Universal life and investment-type product policy fees	40	61	34	41	55	40	55
Net investment income	1,111	1,179	1,210	1,266	1,270	1,111	1,270
Other revenues	69	69	34	67	64	69	64

Total operating revenues	1,544	2,004	1,917	2,277	2,190	1,544	2,190

OPERATING EXPENSES
Policyholder benefits and dividends	879	1,240	1,192	1,486	1,362	879	1,362
Interest credited to policyholder account balances	459	409	390	375	355	459	355
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(2)	(6)	(5)	(1)	(8)	(2)	(8)
Amortization of DAC and VOBA	5	4	3	3	4	5	4
Interest expense	2	—	1	—	2	2	2
Other expenses	105	122	128	129	124	105	124

Total operating expenses	1,448	1,769	1,709	1,992	1,839	1,448	1,839

Operating earnings before provision for income tax	96	235	208	285	351	96	351
Provision for income tax expense (benefit)	31	80	68	94	123	31	123

Operating earnings	65	155	140	191	228	65	228
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$65	$155	$140	$191	$228	$65	$228

Net Income Reconciliation

Operating earnings	$65	$155	$140	$191	$228	$65	$228

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(809)	(821)	(417)	(213)	(5)	(809)	(5)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	39	45	58	52	51	39	51
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	(2)	(1)	(2)	(2)	(1)	(2)	(1)
Net investment income related to consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(1)	(28)	(40)	—	(4)	(1)	(4)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	1	1	1	1	3	1	3
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	1	1	—	1
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	268	282	141	54	(17)	268	(17)

Income (loss) from continuing operations, net of income tax	(439)	(367)	(119)	84	256	(439)	256
Income (loss) from discontinued operations, net of income tax	1	1	1	4	1	1	1

Net income (loss)	(438)	(366)	(118)	88	257	(438)	257
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	1	—	—	—

Net income (loss) attributable to MetLife, Inc.	(438)	(366)	(118)	87	257	(438)	257
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(438)	$(366)	$(118)	$87	$257	$(438)	$257

Premiums, Fees and Other Revenues	$433	$825	$707	$1,011	$920	$433	$920

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Balance, beginning of period	$107,091	$101,662	$99,652	$97,897	$97,170
Premiums and deposits	13,215	16,393	10,427	9,836	11,720
Surrenders and withdrawals	(18,277)	(18,009)	(12,532)	(10,466)	(8,856)
Benefit payments	(770)	(769)	(820)	(800)	(806)

Net Flows	(5,832)	(2,385)	(2,925)	(1,430)	2,058
Net transfers from (to) separate account	(13)	(17)	(16)	58	16
Interest	1,139	1,083	1,044	1,049	1,036
Policy charges	(29)	(36)	(30)	(20)	(31)
Other	(694)	(655)	172	(384)	(62)

Balance, end of period	$101,662	$99,652	$97,897	$97,170	$100,187

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Balance, beginning of period	$45,814	$42,726	$42,293	$46,015	$45,732
Premiums and deposits	1,655	631	1,931	1,748	2,061
Surrenders and withdrawals	(1,883)	(1,099)	(1,177)	(1,360)	(1,501)
Benefit payments	(10)	(13)	(10)	(11)	(11)

Net Flows	(238)	(481)	744	377	549
Investment Performance	(985)	1,590	2,703	384	1,049
Net transfers from (to) general account	13	17	16	(58)	(16)
Policy charges	(59)	(57)	(55)	(57)	(61)
Other	(1,819)	(1,502)	314	(929)	1,577

Balance, end of period	$42,726	$42,293	$46,015	$45,732	$48,830

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Direct and allocated expenses	$64	$69	$63	$65	$55
Pension and other post-retirement benefit costs	10	16	15	15	11
Premium taxes, other taxes, and licenses and fees	1	6	12	5	3

Total fixed operating expenses	$75	$91	$90	$85	$69

Commissions and other variable expenses	30	31	38	44	55

Total other expenses	$105	$122	$128	$129	$124

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
SPREAD

CORPORATE BENEFIT FUNDING	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2009	2009	2009	2009	2010

Investment income yield	4.06%	4.52%	4.71%	4.96%	5.04%
Average crediting rate	4.20%	4.15%	4.14%	4.13%	4.00%

Annualized general account spread	(0.14%)	0.37%	0.57%	0.83%	1.04%

U.S. BUSINESS
AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010	2009	2010

OPERATING REVENUES
Premiums (1)	$722	$726	$727	$727	$714	$722	$714
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	40	49	45	46	53	40	53
Other revenues	9	5	8	11	(2)	9	(2)

Total operating revenues	771	780	780	784	765	771	765

OPERATING EXPENSES
Policyholder benefits and dividends (1)	479	492	483	478	494	479	494
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(104)	(113)	(112)	(106)	(104)	(104)	(104)
Amortization of DAC and VOBA	110	111	107	108	107	110	107
Interest expense	—	—	—	—	—	—	—
Other expenses	187	194	189	194	179	187	179

Total operating expenses	672	684	667	674	676	672	676

Operating earnings before provision for income tax	99	96	113	110	89	99	89
Provision for income tax expense (benefit)	23	20	27	26	17	23	17

Operating earnings	76	76	86	84	72	76	72
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$76	$76	$86	$84	$72	$76	$72

Net Income Reconciliation

Operating earnings	$76	$76	$86	$84	$72	$76	$72

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	31	(8)	(30)	5	(1)	31	(1)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	(11)	3	11	(2)	—	(11)	—

Income (loss) from continuing operations, net of income tax	96	71	67	87	71	96	71
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	96	71	67	87	71	96	71
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	96	71	67	87	71	96	71
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$96	$71	$67	$87	$71	$96	$71

Premiums, Fees and Other Revenues	$731	$731	$735	$738	$712	$731	$712

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — AUTO
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010	2009	2010

OPERATING REVENUES
Premiums (1)	$497	$499	$500	$495	$484	$497	$484
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	25	30	28	29	34	25	34
Other revenues	5	3	5	4	4	5	4

Total operating revenues	527	532	533	528	522	527	522

OPERATING EXPENSES
Policyholder benefits and dividends (1)	316	350	353	373	336	316	336
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(70)	(75)	(77)	(65)	(68)	(70)	(68)
Amortization of DAC and VOBA	70	75	74	68	69	70	69
Interest expense	—	—	—	—	—	—	—
Other expenses	129	124	124	128	120	129	120

Total operating expenses	445	474	474	504	457	445	457

Operating earnings before provision for income tax	82	58	59	24	65	82	65
Provision for income tax expense (benefit)	20	13	13	—	13	20	13

Operating earnings	62	45	46	24	52	62	52
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$62	$45	$46	$24	$52	$62	$52

Net Income Reconciliation

Operating earnings	$62	$45	$46	$24	$52	$62	$52

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	19	(5)	(18)	2	(1)	19	(1)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	(7)	2	7	(1)	—	(7)	—

Income (loss) from continuing operations, net of income tax	74	42	35	25	51	74	51
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	74	42	35	25	51	74	51
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	74	42	35	25	51	74	51
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$74	$42	$35	$25	$51	$74	$51

Premiums, Fees and Other Revenues	$502	$502	$505	$499	$488	$502	$488

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — HOMEOWNERS & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010	2009	2010

OPERATING REVENUES
Premiums (1)	$225	$227	$227	$232	$230	$225	$230
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	15	19	17	17	19	15	19
Other revenues	4	2	3	7	(6)	4	(6)

Total operating revenues	244	248	247	256	243	244	243

OPERATING EXPENSES
Policyholder benefits and dividends (1)	163	142	130	105	158	163	158
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(34)	(38)	(35)	(41)	(36)	(34)	(36)
Amortization of DAC and VOBA	40	36	33	40	38	40	38
Interest expense	—	—	—	—	—	—	—
Other expenses	58	70	65	66	59	58	59

Total operating expenses	227	210	193	170	219	227	219

Operating earnings before provision for income tax	17	38	54	86	24	17	24
Provision for income tax expense (benefit)	3	7	14	26	4	3	4

Operating earnings	14	31	40	60	20	14	20
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$14	$31	$40	$60	$20	$14	$20

Net Income Reconciliation

Operating earnings	$14	$31	$40	$60	$20	$14	$20

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	12	(3)	(12)	3	—	12	—
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	(4)	1	4	(1)	—	(4)	—

Income (loss) from continuing operations, net of income tax	22	29	32	62	20	22	20
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	22	29	32	62	20	22	20
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	22	29	32	62	20	22	20
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$22	$29	$32	$62	$20	$22	$20

Premiums, Fees and Other Revenues	$229	$229	$230	$239	$224	$229	$224

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Written Premiums by Product
Automobile	$496	$503	$503	$475	$486
Homeowners	182	231	240	212	190
Other	21	13	11	11	21

Total	$699	$747	$754	$698	$697

Selected Financial Information and Supplemental Data

Total Auto & Home
Loss and loss adjustment expense ratio	66.5%	67.7%	66.1%	65.6%	69.5%
Policyholder benefits and dividends	(0.1%)	0.2%	0.1%	0.1%	(0.3%)
Other expense ratio	26.7%	26.2%	25.5%	27.2%	25.5%
Payment fees credit	(0.7%)	(0.6%)	(0.6%)	(0.6%)	(0.6%)

Total combined ratio	92.4%	93.5%	91.1%	92.3%	94.1%
Effect of catastrophe losses	4.3%	5.5%	3.4%	0.5%	5.3%

Combined ratio excluding catastrophes	88.1%	88.0%	87.7%	91.8%	88.8%

Auto
Loss and loss adjustment expense ratio	63.6%	69.8%	70.2%	75.5%	69.8%
Policyholder benefits and dividends	(0.1%)	0.2%	0.1%	0.1%	(0.3%)
Other expense ratio	26.0%	25.1%	24.4%	26.7%	25.0%
Payment fees credit	(0.8%)	(0.7%)	(0.7%)	(0.7%)	(0.7%)

Total combined ratio	88.7%	94.4%	94.0%	101.6%	93.8%
Effect of catastrophe losses	0.8%	0.8%	0.4%	(0.2%)	0.5%

Combined ratio excluding catastrophes	87.9%	93.6%	93.6%	101.8%	93.3%

Homeowners & Other
Loss and loss adjustment expense ratio	72.6%	63.3%	56.9%	44.7%	68.7%
Policyholder benefits and dividends	(0.1%)	0.2%	0.2%	0.1%	(0.3%)
Other expense ratio	28.4%	28.5%	28.0%	28.2%	26.7%
Payment fees credit	(0.5%)	(0.4%)	(0.4%)	(0.4%)	(0.4%)

Total combined ratio	100.4%	91.6%	84.7%	72.6%	94.7%
Effect of catastrophe losses	12.0%	15.9%	9.7%	1.9%	15.3%

Combined ratio excluding catastrophes	88.4%	75.7%	75.0%	70.7%	79.4%

Pre-Tax Catastrophe Losses
Auto	$4	$4	$2	$(1)	$3
Homeowners & Other	27	36	22	5	35

Total	$31	$40	$24	$4	$38

Catastrophe points on combined ratios	4.3	5.5	3.4	0.5	5.3

INTERNATIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010	2009	2010

OPERATING REVENUES
Premiums	$721	$777	$868	$821	$893	$721	$893
Universal life and investment-type product policy fees	210	226	222	403	291	210	291
Net investment income	168	359	395	271	450	168	450
Other revenues	2	2	4	6	1	2	1

Total operating revenues	1,101	1,364	1,489	1,501	1,635	1,101	1,635

OPERATING EXPENSES
Policyholder benefits and dividends	548	600	705	807	838	548	838
Interest credited to policyholder account balances	78	159	198	146	151	78	151
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(145)	(140)	(164)	(181)	(192)	(145)	(192)
Amortization of DAC and VOBA	95	98	79	143	105	95	105
Interest expense	2	1	3	2	1	2	1
Other expenses	336	436	481	544	522	336	522

Total operating expenses	914	1,154	1,302	1,461	1,425	914	1,425

Operating earnings before provision for income tax	187	210	187	40	210	187	210
Provision for income tax expense (benefit)	56	52	34	19	59	56	59

Operating earnings	131	158	153	21	151	131	151
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$131	$158	$153	$21	$151	$131	$151

Net Income Reconciliation

Operating earnings	$131	$158	$153	$21	$151	$131	$151

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	454	(501)	(574)	(282)	(29)	454	(29)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	5	(5)	(3)	(10)	(8)	5	(8)
Equity method operating joint ventures realized gains (losses), net of offsets	20	(96)	(35)	(45)	(5)	20	(5)
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(22)	39	(24)	2	(19)	(22)	(19)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	1	(1)	—	—	—	1	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	(5)	(9)	(7)	(11)	(3)	(5)	(3)
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	(149)	201	207	107	24	(149)	24

Income (loss) from continuing operations, net of income tax	435	(214)	(283)	(218)	111	435	111
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	435	(214)	(283)	(218)	111	435	111
Less: Net income (loss) attributable to noncontrolling interest	(5)	(9)	(5)	(9)	(2)	(5)	(2)

Net income (loss) attributable to MetLife, Inc.	440	(205)	(278)	(209)	113	440	113
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$440	$(205)	$(278)	$(209)	$113	$440	$113

Premiums, Fees and Other Revenues	$933	$1,005	$1,094	$1,230	$1,185	$933	$1,185

Actual Number of Sales Representatives	5,757	5,747	5,622	6,318	6,102

INTERNATIONAL — LATIN AMERICA REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010	2009	2010

OPERATING REVENUES
Premiums	$348	$366	$420	$429	$454	$348	$454
Universal life and investment-type product policy fees	122	136	133	156	150	122	150
Net investment income	119	191	193	119	280	119	280
Other revenues	1	1	3	2	1	1	1

Total operating revenues	590	694	749	706	885	590	885

OPERATING EXPENSES
Policyholder benefits and dividends	265	326	384	438	486	265	486
Interest credited to policyholder account balances	78	81	86	86	90	78	90
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(34)	(41)	(40)	(45)	(49)	(34)	(49)
Amortization of DAC and VOBA	32	34	22	27	37	32	37
Interest expense	—	—	—	—	—	—	—
Other expenses	71	177	193	209	202	71	202

Total operating expenses	412	577	645	715	766	412	766

Operating earnings before provision for income tax	178	117	104	(9)	119	178	119
Provision for income tax expense (benefit)	56	31	23	12	34	56	34

Operating earnings	122	86	81	(21)	85	122	85
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$122	$86	$81	$(21)	$85	$122	$85

Net Income Reconciliation

Operating earnings	$122	$86	$81	$(21)	$85	$122	$85

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(17)	23	(23)	35	(13)	(17)	(13)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	8	—	2	(3)	(1)	8	(1)
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(22)	39	(24)	2	(19)	(22)	(19)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	3	(11)	10	(5)	13	3	13

Income (loss) from continuing operations, net of income tax	94	137	46	8	65	94	65
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	94	137	46	8	65	94	65
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	94	137	46	8	65	94	65
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$94	$137	$46	$8	$65	$94	$65

Premiums, Fees and Other Revenues	$471	$503	$556	$587	$605	$471	$605

Actual Number of Sales Representatives	118	120	114	126	112

INTERNATIONAL — ASIA PACIFIC REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010	2009	2010

OPERATING REVENUES
Premiums	$289	$329	$353	$281	$334	$289	$334
Universal life and investment-type product policy fees	76	78	78	230	120	76	120
Net investment income	50	147	126	131	117	50	117
Other revenues	—	1	—	1	—	—	—

Total operating revenues	415	555	557	643	571	415	571

OPERATING EXPENSES
Policyholder benefits and dividends	258	253	292	323	308	258	308
Interest credited to policyholder account balances	6	63	40	41	14	6	14
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(59)	(75)	(88)	(90)	(92)	(59)	(92)
Amortization of DAC and VOBA	52	52	49	105	56	52	56
Interest expense	1	—	2	1	—	1	—
Other expenses	134	154	167	185	185	134	185

Total operating expenses	392	447	462	565	471	392	471

Operating earnings before provision for income tax	23	108	95	78	100	23	100
Provision for income tax expense (benefit)	2	22	13	13	26	2	26

Operating earnings	21	86	82	65	74	21	74
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$21	$86	$82	$65	$74	$21	$74

Net Income Reconciliation

Operating earnings	$21	$86	$82	$65	$74	$21	$74

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	469	(527)	(555)	(316)	26	469	26
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(3)	(5)	(5)	(7)	(7)	(3)	(7)
Equity method operating joint ventures realized gains (losses), net of offsets	20	(96)	(35)	(45)	(5)	20	(5)
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	1	(1)	—	—	—	1	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	(152)	213	198	112	10	(152)	10

Income (loss) from continuing operations, net of income tax	356	(330)	(315)	(191)	98	356	98
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	356	(330)	(315)	(191)	98	356	98
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	356	(330)	(315)	(191)	98	356	98
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$356	$(330)	$(315)	$(191)	$98	$356	$98

Premiums, Fees and Other Revenues	$365	$408	$431	$512	$454	$365	$454

Actual Number of Sales Representatives	5,639	5,627	5,508	6,192	5,990

INTERNATIONAL — EUROPE/MIDDLE EAST/INDIA REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010	2009	2010

OPERATING REVENUES
Premiums	$84	$82	$95	$111	$105	$84	$105
Universal life and investment-type product policy fees	12	12	11	17	21	12	21
Net investment income	(1)	21	76	21	53	(1)	53
Other revenues	1	—	1	3	—	1	—

Total operating revenues	96	115	183	152	179	96	179

OPERATING EXPENSES
Policyholder benefits and dividends	25	21	29	46	44	25	44
Interest credited to policyholder account balances	(6)	15	72	19	47	(6)	47
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(52)	(24)	(36)	(46)	(51)	(52)	(51)
Amortization of DAC and VOBA	11	12	8	11	12	11	12
Interest expense	1	1	1	1	1	1	1
Other expenses	131	105	121	150	135	131	135

Total operating expenses	110	130	195	181	188	110	188

Operating earnings before provision for income tax	(14)	(15)	(12)	(29)	(9)	(14)	(9)
Provision for income tax expense (benefit)	(2)	(1)	(2)	(6)	(1)	(2)	(1)

Operating earnings	(12)	(14)	(10)	(23)	(8)	(12)	(8)
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(12)	$(14)	$(10)	$(23)	$(8)	$(12)	$(8)

Net Income Reconciliation

Operating earnings	$(12)	$(14)	$(10)	$(23)	$(8)	$(12)	$(8)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	3	4	(1)	(42)	2	(42)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	(5)	(9)	(7)	(11)	(3)	(5)	(3)
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	—	(1)	(1)	—	1	—	1

Income (loss) from continuing operations, net of income tax	(15)	(21)	(14)	(35)	(52)	(15)	(52)
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	(15)	(21)	(14)	(35)	(52)	(15)	(52)
Less: Net income (loss) attributable to noncontrolling interest	(5)	(9)	(5)	(9)	(2)	(5)	(2)

Net income (loss) attributable to MetLife, Inc.	(10)	(12)	(9)	(26)	(50)	(10)	(50)
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(10)	$(12)	$(9)	$(26)	$(50)	$(10)	$(50)

Premiums, Fees and Other Revenues	$97	$94	$107	$131	$126	$97	$126

Actual Number of Sales Representatives	—	—	—	—	—

BANKING, CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010	2009	2010

OPERATING REVENUES
Premiums	$2	$4	$5	$8	$—	$2	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	51	135	120	171	243	51	243
Other revenues	267	281	274	270	213	267	213

Total operating revenues	320	420	399	449	456	320	456

OPERATING EXPENSES
Policyholder benefits and dividends	—	3	—	1	(5)	—	(5)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	43	40	37	43	39	43	39
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	2	—	1	—	—	—
Interest expense	240	252	270	265	261	240	261
Other expenses	287	331	297	421	274	287	274

Total operating expenses	570	628	604	731	569	570	569

Operating earnings before provision for income tax	(250)	(208)	(205)	(282)	(113)	(250)	(113)
Provision for income tax expense (benefit)	(102)	(145)	(167)	(203)	(69)	(102)	(69)

Operating earnings	(148)	(63)	(38)	(79)	(44)	(148)	(44)
Preferred stock dividends	30	31	30	31	30	30	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(178)	$(94)	$(68)	$(110)	$(74)	$(178)	$(74)

Net Income Reconciliation

Operating earnings	$(148)	$(63)	$(38)	$(79)	$(44)	$(148)	$(44)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	304	(501)	(517)	(29)	(27)	304	(27)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(1)	2	12	9	8	(1)	8
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to consolidated securitization entities	—	—	—	—	106	—	106
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to consolidated securitization entities	—	—	—	—	(106)	—	(106)
Other expenses:
Noncontrolling interest	2	(11)	—	2	1	2	1
Business combination costs	(11)	—	(22)	2	(29)	(11)	(29)
Provision for income tax expense (benefit)	(108)	186	187	89	17	(108)	17

Income (loss) from continuing operations, net of income tax	38	(387)	(378)	(6)	(74)	38	(74)
Income (loss) from discontinued operations, net of income tax	12	—	(2)	(4)	—	12	—

Net income (loss)	50	(387)	(380)	(10)	(74)	50	(74)
Less: Net income (loss) attributable to noncontrolling interest	1	(7)	—	1	1	1	1

Net income (loss) attributable to MetLife, Inc.	49	(380)	(380)	(11)	(75)	49	(75)
Less: Preferred stock dividends	30	31	30	31	30	30	30

Net income (loss) available to MetLife, Inc.’s common shareholders	$19	$(411)	$(410)	$(42)	$(105)	$19	$(105)

Premiums, Fees and Other Revenues	$269	$285	$279	$278	$213	$269	$213

BANKING, CORPORATE & OTHER — BANKING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010	2009	2010

OPERATING REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	121	129	115	119	108	121	108
Other revenues	255	271	264	258	191	255	191

Total operating revenues	376	400	379	377	299	376	299

OPERATING EXPENSES
Policyholder benefits and dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	43	40	37	43	39	43	39
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense	13	14	16	13	12	13	12
Other expenses	202	229	178	214	160	202	160

Total operating expenses	258	283	231	270	211	258	211

Operating earnings before provision for income tax	118	117	148	107	88	118	88
Provision for income tax expense (benefit)	41	41	68	42	35	41	35

Operating earnings	77	76	80	65	53	77	53
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$77	$76	$80	$65	$53	$77	$53

Net Income Reconciliation

Operating earnings	$77	$76	$80	$65	$53	$77	$53

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(55)	(15)	(42)	(18)	(12)	(55)	(12)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	1	—	1	—	—	—
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	1	—	1	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	19	5	19	8	5	19	5

Income (loss) from continuing operations, net of income tax	41	68	57	57	46	41	46
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	41	68	57	57	46	41	46
Less: Net income (loss) attributable to noncontrolling interest	—	1	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	41	67	57	57	46	41	46
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$41	$67	$57	$57	$46	$41	$46

Premiums, Fees and Other Revenues	$255	$271	$264	$258	$191	$255	$191

BANKING, CORPORATE & OTHER — CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010	2009	2010

OPERATING REVENUES
Premiums	$2	$4	$5	$8	$—	$2	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(70)	6	5	52	135	(70)	135
Other revenues	12	10	10	12	22	12	22

Total operating revenues	(56)	20	20	72	157	(56)	157

OPERATING EXPENSES
Policyholder benefits and dividends	—	3	—	1	(5)	—	(5)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	2	—	1	—	—	—
Interest expense	227	238	254	252	249	227	249
Other expenses	85	102	119	207	114	85	114

Total operating expenses	312	345	373	461	358	312	358

Operating earnings before provision for income tax	(368)	(325)	(353)	(389)	(201)	(368)	(201)
Provision for income tax expense (benefit)	(143)	(186)	(235)	(245)	(104)	(143)	(104)

Operating earnings	(225)	(139)	(118)	(144)	(97)	(225)	(97)
Preferred stock dividends	30	31	30	31	30	30	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(255)	$(170)	$(148)	$(175)	$(127)	$(255)	$(127)

Net Income Reconciliation

Operating earnings	$(225)	$(139)	$(118)	$(144)	$(97)	$(225)	$(97)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	359	(486)	(475)	(11)	(15)	359	(15)
Universal life and investment-type product policy fees — amortization of unearned revenue related to investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(1)	1	12	8	8	(1)	8
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to consolidated securitization entities	—	—	—	—	106	—	106
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Interest expense — related to consolidated securitization entities	—	—	—	—	(106)	—	(106)
Other expenses:
Noncontrolling interest	2	(12)	—	1	1	2	1
Business combination costs	(11)	—	(22)	2	(29)	(11)	(29)
Provision for income tax expense (benefit)	(127)	181	168	81	12	(127)	12

Income (loss) from continuing operations, net of income tax	(3)	(455)	(435)	(63)	(120)	(3)	(120)
Income (loss) from discontinued operations, net of income tax	12	—	(2)	(4)	—	12	—

Net income (loss)	9	(455)	(437)	(67)	(120)	9	(120)
Less: Net income (loss) attributable to noncontrolling interest	1	(8)	—	1	1	1	1

Net income (loss) attributable to MetLife, Inc.	8	(447)	(437)	(68)	(121)	8	(121)
Less: Preferred stock dividends	30	31	30	31	30	30	30

Net income (loss) available to MetLife, Inc.’s common shareholders	$(22)	$(478)	$(467)	$(99)	$(151)	$(22)	$(151)

Premiums, Fees and Other Revenues	$14	$14	$15	$20	$22	$14	$22

BANKING, CORPORATE & OTHER — BANKING (1), (2)
SUPPLEMENTAL INFORMATION

	At or For the Three Months Ended					At or For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions, except ratios)	2009	2009	2009	2009	2010	2009	2010

The following supplemental information for MetLife Bank is presented in accordance with Banking Standards:

Income Statement
Net interest income, net of interest expense	$60	$73	$66	$64	$58	$60	$58
Provision for credit losses	(42)	(14)	(27)	6	(4)	(42)	(4)
Non interest income	248	275	248	242	185	248	185
Non interest expense	(203)	(231)	(181)	(220)	(163)	(203)	(163)

Income before taxes	63	103	106	92	76	63	76
Income tax expense	22	36	49	35	30	22	30

Net income (loss) available to MetLife, Inc.’s common shareholders	$41	$67	$57	$57	$46	$41	$46

Selected Balance Sheet Accounts

Loans Held-for-Investment:
Commercial Loans & Mortgages	$2,136	$2,016	$1,965	$2,079	$2,104
Consumer	624	724	805	834	938
Agriculture	194	185	176	173	174

Total Loans	2,954	2,925	2,946	3,086	3,216

Allowance for Loan Losses	(74)	(87)	(101)	(93)	(73)

Total Loans Held-for-Investments (Net)	$2,880	$2,838	$2,845	$2,993	$3,143

Net Charge-offs	$0.3	$0.5	$12.7	$2.0	$24.2	$0.3	$24.2

Loans Held-for-Sale	$3,970	$4,271	$2,442	$2,728	$2,003

Total Assets	$14,816	$14,640	$13,140	$14,107	$13,573

Total Deposits	$7,531	$7,806	$8,372	$10,211	$10,032

Key Ratios & Statistics

Tier 1 Capital	$755	$806	$860	$898	$948
Risk Weighted Assets	$7,270	$7,764	$6,796	$7,381	$6,909

Tier 1 Capital Ratio	10.39%	10.39%	12.65%	12.16%	13.73%
Total Capital Ratio	11.40%	11.52%	13.90%	13.41%	14.83%
Tier 1 Leverage	6.56%	6.22%	6.37%	6.64%	7.05%

Net Interest Margin	2.12%	2.30%	2.20%	1.98%	1.91%	2.12%	1.91%

Allowance / Total Loans	2.49%	2.97%	3.44%	3.01%	2.27%
Allowance / Non Performing Assets	377.55%	430.69%	135.94%	113.00%	162.00%

(1)	All amounts on this page relate to MetLife Bank only.

(2)	Current period numbers are preliminary, subject to regulatory filing on April 30, 2010.

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Fixed Maturity Securities
Yield (1)	5.70%	5.91%	5.89%	5.59%	5.73%
Investment income (2), (3)	$2,800	$3,036	$3,090	$2,973	$3,134
Investment gains (losses) (3)	(609)	(378)	(455)	(221)	(67)
Ending carrying value (2), (3)	192,337	213,034	225,866	230,026	242,331

Mortgage Loans
Yield (1)	5.32%	5.37%	5.33%	5.50%	5.40%
Investment income (3), (4)	680	694	675	686	672
Investment gains (losses) (3)	(146)	(125)	(129)	(42)	(28)
Ending carrying value (3)	53,044	52,500	50,681	50,909	50,371

Real Estate and Real Estate Joint Ventures
Yield (1)	(9.19%)	(8.83%)	(6.09%)	(5.64%)	(2.11%)
Investment income (losses)	(172)	(162)	(109)	(98)	(36)
Investment gains (losses) (3)	(25)	(68)	(70)	7	(22)
Ending carrying value	7,381	7,296	7,032	6,896	6,866

Policy Loans
Yield (1)	6.40%	6.51%	6.56%	6.67%	7.04%
Investment income	157	161	163	167	178
Ending carrying value	9,851	9,907	10,001	10,061	10,146

Equity Securities
Yield (1)	3.92%	6.01%	4.50%	6.13%	3.39%
Investment income	37	54	37	47	25
Investment gains (losses)	(269)	(108)	(53)	31	27
Ending carrying value	2,817	3,045	3,117	3,084	3,066

Other Limited Partnership Interests
Yield (1)	(19.79%)	5.46%	9.75%	16.90%	18.85%
Investment income (losses)	(253)	72	127	227	265
Investment gains (losses)	(97)	(247)	(12)	—	(1)
Ending carrying value	5,365	5,193	5,255	5,508	5,753

Cash and Short-term Investments
Yield (1)	0.48%	0.45%	0.45%	0.34%	0.36%
Investment income	36	24	20	14	13
Investment gains (losses)	(2)	2	5	1	1
Ending carrying value (3)	30,320	21,330	22,423	18,486	17,183

Other Invested Assets (5)
Investment income	92	98	54	95	154
Investment gains (losses) (3)	233	(3,033)	(1,455)	(739)	101
Ending carrying value	15,130	13,071	13,916	12,709	12,327

Total Investments
Investment income yield (1)	4.24%	5.02%	5.14%	5.21%	5.53%
Investment fees and expenses yield	(0.13%)	(0.15%)	(0.13%)	(0.14%)	(0.14%)

Net Investment Income Yield	4.11%	4.87%	5.01%	5.07%	5.39%

Investment income	3,377	3,977	4,057	4,111	4,405
Investment fees and expenses	(103)	(118)	(101)	(111)	(112)

Net Investment Income (3)	$3,274	$3,859	$3,956	$4,000	$4,293

Ending Carrying Value (3)	$316,245	$325,376	$338,291	$337,679	$348,043

Gross investment gains	$571	$263	$299	$416	$400
Gross investment losses	(535)	(546)	(489)	(272)	(211)
Writedowns	(1,041)	(846)	(661)	(297)	(149)

Subtotal	(1,005)	(1,129)	(851)	(153)	40
Derivatives gains (losses)	90	(2,828)	(1,318)	(810)	(29)

Investment Gains (Losses) (3)	(915)	(3,957)	(2,169)	(963)	11
Investment gains (losses) income tax benefit (provision)	325	1,394	751	406	(9)

Investment Gains (Losses), net of income tax	$(590)	$(2,563)	$(1,418)	$(557)	$2

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average of quarterly ending assets exclude collateral received from counterparties associated with the Company’s securities lending program and exclude the effects of consolidating under GAAP certain variable interest entities (“VIEs”) that are treated as consolidated securitization entities.

(2)	Fixed maturity securities includes $922 million, $1,471 million, $1,970 million, $2,384 million and $2,765 million in ending carrying value, and $17 million, $130 million, $163 million, $90 million and $79 million of investment income (loss) related to trading securities at or for the three months ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010, respectively.

(3)	Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Ending carrying value adjustments for the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities which include trading securities (included within fixed maturity securities in the yield table above) of $274 million, mortgage loans of $7,065 million and cash and short-term investments of $38 million at March 31, 2010; 2) Investment income and net investment income adjustments as presented on page 4 within the Net Income Reconciliation; and 3) Investment gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below for the three months ended:

	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010

Investment gains (losses) — in above yield table	$(915)	$(3,957)	$(2,169)	$(963)	$11
Real estate discontinued operations	—	—	—	(8)	—
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	31	32	(4)	29	49
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(2)	—	(1)	(1)	(3)
Joint venture earnings related to change in fair value of certain liabilities, including the effects of own credit, associated hedges of these liabilities, and gains and losses from the sales of investments	(20)	96	35	45	5
Net investment gains (losses) related to consolidated securitization entities	—	—	—	—	10

Net investment gains (losses) — GAAP basis	$(906)	$(3,829)	$(2,139)	$(898)	$72

(4)	Investment income from mortgage loans includes prepayment fees.

(5)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. However, the accruals of settlement payments in other liabilities are included in net investment income for GAAP. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the yield table.

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Fixed Maturity Securities
Yield (1)	5.70%	5.81%	5.83%	5.77%	5.73%
Investment income (2), (3)	$2,800	$5,836	$8,926	$11,899	$3,134
Investment gains (losses) (3)	(609)	(987)	(1,442)	(1,663)	(67)
Ending carrying value (2), (3)	192,337	213,034	225,866	230,026	242,331

Mortgage Loans
Yield (1)	5.32%	5.35%	5.34%	5.38%	5.40%
Investment income (3), (4)	680	1,374	2,049	2,735	672
Investment gains (losses) (3)	(146)	(271)	(400)	(442)	(28)
Ending carrying value (3)	53,044	52,500	50,681	50,909	50,371

Real Estate and Real Estate Joint Ventures
Yield (1)	(9.19%)	(9.01%)	(8.05%)	(7.47%)	(2.11%)
Investment income (losses)	(172)	(334)	(443)	(541)	(36)
Investment gains (losses) (3)	(25)	(93)	(163)	(156)	(22)
Ending carrying value	7,381	7,296	7,032	6,896	6,866

Policy Loans
Yield (1)	6.40%	6.45%	6.49%	6.54%	7.04%
Investment income	157	318	481	648	178
Ending carrying value	9,851	9,907	10,001	10,061	10,146

Equity Securities
Yield (1)	3.92%	4.94%	4.83%	5.12%	3.39%
Investment income	37	91	128	175	25
Investment gains (losses)	(269)	(377)	(430)	(399)	27
Ending carrying value	2,817	3,045	3,117	3,084	3,066

Other Limited Partnership Interests
Yield (1)	(19.79%)	(6.59%)	(1.32%)	3.22%	18.85%
Investment income (losses)	(253)	(181)	(54)	173	265
Investment gains (losses)	(97)	(344)	(356)	(356)	(1)
Ending carrying value	5,365	5,193	5,255	5,508	5,753

Cash and Short-term Investments
Yield (1)	0.48%	0.47%	0.46%	0.44%	0.36%
Investment income	36	60	80	94	13
Investment gains (losses)	(2)	—	5	6	1
Ending carrying value (3)	30,320	21,330	22,423	18,486	17,183

Other Invested Assets (5)
Investment income	92	190	244	339	154
Investment gains (losses) (3)	233	(2,800)	(4,255)	(4,994)	101
Ending carrying value	15,130	13,071	13,916	12,709	12,327

Total Investments
Investment income yield (1)	4.24%	4.63%	4.80%	4.90%	5.53%
Investment fees and expenses yield	(0.13%)	(0.14%)	(0.14%)	(0.14%)	(0.14%)

Net Investment Income Yield	4.11%	4.49%	4.66%	4.76%	5.39%

Investment income	3,377	7,354	11,411	15,522	4,405
Investment fees and expenses	(103)	(221)	(322)	(433)	(112)

Net Investment Income (3)	$3,274	$7,133	$11,089	$15,089	$4,293

Ending Carrying Value (3)	$316,245	$325,376	$338,291	$337,679	$348,043

Gross investment gains	$571	$834	$1,133	$1,549	$400
Gross investment losses	(535)	(1,081)	(1,570)	(1,842)	(211)
Writedowns	(1,041)	(1,887)	(2,548)	(2,845)	(149)

Subtotal	(1,005)	(2,134)	(2,985)	(3,138)	40
Derivatives gains (losses)	90	(2,738)	(4,056)	(4,866)	(29)

Investment Gains (Losses) (3)	(915)	(4,872)	(7,041)	(8,004)	11
Investment gains (losses) income tax benefit (provision)	325	1,719	2,470	2,876	(9)

Investment Gains (Losses), net of income tax	$(590)	$(3,153)	$(4,571)	$(5,128)	$2

(1)	Yields are based on average of quarterly asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average of quarterly ending assets exclude collateral received from counterparties associated with the Company’s securities lending program and exclude the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities.

(2)	Fixed maturity securities includes $922 million, $1,471 million, $1,970 million, $2,384 million and $2,765 million in ending carrying value, and $17 million, $147 million, $310 million, $400 million and $79 million of investment income (loss) related to trading securities at or for the year-to-date period ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010, respectively.

(3)	Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Ending carrying value adjustments for the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities which include trading securities (included within fixed maturity securities in the yield table above) of $274 million, mortgage loans of $7,065 million and cash and short-term investments of $38 million at March 31, 2010; 2) Investment income and net investment income adjustments as presented on page 4 within the Net Income Reconciliation; and 3) Investment gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below for the year-to-date periods ended:

	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010

Investment gains (losses) — in above yield table	$(915)	$(4,872)	$(7,041)	$(8,004)	$11
Real estate discontinued operations	—	—	—	(8)	—
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	31	63	59	88	49
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(2)	(2)	(3)	(4)	(3)
Joint venture earnings related to change in fair value of certain liabilities, including the effects of own credit, associated hedges of these liabilities, and gains and losses from the sales of investments	(20)	76	111	156	5
Net investment gains (losses) related to consolidated securitization entities	—	—	—	—	10

Net investment gains (losses) — GAAP basis	$(906)	$(4,735)	$(6,874)	$(7,772)	$72

(4)	Investment income from mortgage loans includes prepayment fees.

(5)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. However, the accruals of settlement payments in other liabilities are included in net investment income for GAAP. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the yield table.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)

	March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009		March 31, 2010
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$6,951	24.2%	$6,220	31.9%	$4,050	35.4%	$4,815	45.9%	$4,244	51.4%
20% or more for less than six months	12,494	43.4%	1,973	10.1%	540	4.7%	713	6.8%	480	5.8%
20% or more for six months or greater	9,312	32.4%	11,320	58.0%	6,850	59.9%	4,958	47.3%	3,528	42.8%

Total Gross Unrealized Losses	$28,757	100.0%	$19,513	100.0%	$11,440	100.0%	$10,486	100.0%	$8,252	100.0%

Total Gross Unrealized Gains	$5,562		$5,582		$10,062		$8,419		$9,757

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)

	March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009		March 31, 2010
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$25	2.1%	$26	3.6%	$85	21.3%	$83	30.2%	$84	34.0%
20% or more for less than six months	490	40.8%	143	19.8%	13	3.3%	14	5.1%	35	14.2%
20% or more for six months or greater	687	57.1%	552	76.6%	300	75.4%	178	64.7%	128	51.8%

Total Gross Unrealized Losses	$1,202	100.0%	$721	100.0%	$398	100.0%	$275	100.0%	$247	100.0%

Total Gross Unrealized Gains	$32		$87		$166		$172		$208

(1)	The Company’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION

	March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009		March 31, 2010
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities	$60,714	31.7%	$65,981	31.2%	$71,642	32.1%	$72,187	31.7%	$74,133	31.0%
Residential mortgage-backed securities	38,115	19.9%	41,798	19.8%	43,397	19.4%	44,020	19.3%	42,980	17.9%
Foreign corporate securities	29,405	15.4%	33,607	15.9%	36,592	16.3%	38,030	16.7%	40,105	16.7%
U.S. Treasury, agency and government guaranteed securities	24,649	12.9%	27,673	13.1%	25,467	11.4%	25,447	11.2%	30,741	12.8%
Commercial mortgage-backed securities	12,981	6.8%	13,995	6.6%	15,535	6.9%	15,622	6.9%	16,495	6.9%
Asset-backed securities	11,032	5.7%	12,414	5.8%	13,251	5.9%	13,162	5.8%	13,892	5.8%
Foreign government securities	9,384	4.9%	10,560	5.0%	11,447	5.1%	11,947	5.2%	13,164	5.5%
State and political subdivision securities	5,112	2.7%	5,517	2.6%	6,549	2.9%	7,208	3.2%	8,039	3.4%
Other fixed maturity securities	23	0.0%	18	0.0%	16	0.0%	19	0.0%	17	0.0%

Total fixed maturity securities available-for-sale	$191,415	100.0%	$211,563	100.0%	$223,896	100.0%	$227,642	100.0%	$239,566	100.0%

NAIC RATING RATING AGENCY DESIGNATION
	(1)		(1)		(1)		(2)		(2)

1 Aaa / Aa / A	$137,190	71.7%	$147,337	69.6%	$153,893	68.7%	$151,136	66.4%	$160,030	66.8%
2 Baa	39,346	20.6%	45,949	21.7%	48,612	21.7%	56,305	24.7%	59,061	24.6%
3 Ba	8,697	4.5%	9,598	4.6%	9,860	4.4%	12,003	5.3%	12,105	5.1%
4 B	4,368	2.3%	5,717	2.7%	5,927	2.7%	6,461	2.9%	6,937	2.9%
5 Caa and lower	1,734	0.9%	2,756	1.3%	5,330	2.4%	1,425	0.6%	1,282	0.5%
6 In or near default	80	0.0%	206	0.1%	274	0.1%	312	0.1%	151	0.1%

Total fixed maturity securities available-for-sale	$191,415	100.0%	$211,563	100.0%	$223,896	100.0%	$227,642	100.0%	$239,566	100.0%

(1)	Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”). The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC acceptable rating organizations list.

(2)	Amounts presented are based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency residential mortgage-backed securities held by the Company’s domestic insurance subsidiaries. Amounts presented for non-agency residential mortgage-backed securities held by the Company’s domestic insurance subsidiaries are based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 which may not correspond to the rating agency designations. Specifically, certain non-agency residential mortgage-backed securities rated Caa and lower and in or near default based on rating agency designations are presented at December 31, 2009 with their final NAIC rating ranging from NAIC 1 to NAIC 4 based on the revised NAIC rating methodology effective December 31, 2009.
SUMMARY OF COMMERCIAL MORTGAGE LOANS
BY REGION AND PROPERTY TYPE

	March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009		March 31, 2010
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,757	24.4%	$8,679	24.8%	$8,806	25.3%	$8,684	25.1%	$8,497	24.5%
South Atlantic	8,064	22.5%	7,627	21.8%	7,454	21.4%	7,342	21.2%	7,426	21.4%
Middle Atlantic	6,129	17.1%	5,879	16.8%	5,639	16.2%	5,948	17.2%	6,075	17.4%
International	3,350	9.3%	3,461	9.9%	3,590	10.3%	3,564	10.3%	3,676	10.6%
West South Central	3,006	8.4%	2,908	8.3%	2,906	8.3%	2,870	8.3%	2,868	8.3%
East North Central	2,580	7.2%	2,561	7.3%	2,545	7.3%	2,487	7.2%	2,513	7.2%
New England	1,517	4.2%	1,465	4.2%	1,451	4.2%	1,414	4.1%	1,394	4.0%
Mountain	1,049	2.9%	1,044	3.0%	1,039	3.0%	944	2.7%	928	2.7%
West North Central	682	1.9%	677	1.9%	667	2.0%	641	1.9%	632	1.8%
East South Central	465	1.4%	462	1.3%	460	1.3%	443	1.3%	441	1.3%
Other	254	0.7%	254	0.7%	253	0.7%	250	0.7%	277	0.8%

Total	$35,853	100.0%	$35,017	100.0%	$34,810	100.0%	$34,587	100.0%	$34,727	100.0%

Office	$15,215	42.4%	$14,832	42.3%	$14,988	43.1%	$14,986	43.3%	$15,046	43.3%
Retail	8,002	22.3%	7,941	22.7%	8,081	23.2%	7,870	22.8%	8,032	23.1%
Apartments	4,062	11.3%	3,838	11.0%	3,725	10.7%	3,696	10.7%	3,656	10.6%
Hotel	3,058	8.6%	3,076	8.8%	2,967	8.5%	2,947	8.5%	2,946	8.5%
Industrial	2,818	7.9%	2,802	8.0%	2,804	8.1%	2,759	8.0%	2,776	8.0%
Other	2,698	7.5%	2,528	7.2%	2,245	6.4%	2,329	6.7%	2,271	6.5%

Total	$35,853	100.0%	$35,017	100.0%	$34,810	100.0%	$34,587	100.0%	$34,727	100.0%

METLIFE, INC.
SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Wholly-owned	$4,059	$4,069	$4,061	$4,071	$4,079
Joint ventures	3,319	3,141	2,846	2,698	2,651
Subtotal	7,378	7,210	6,907	6,769	6,730
Foreclosed	3	86	125	127	136

Total Real Estate and Real Estate Joint Ventures (1)	$7,381	$7,296	$7,032	$6,896	$6,866

SUMMARY OF MORTGAGE LOANS

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2009	2009	2009	2009	2010

Commercial mortgage loans	$35,853	$35,017	$34,810	$34,587	$34,727
Agricultural mortgage loans	12,066	11,913	12,059	12,140	12,093
Residential and consumer loans	1,155	1,299	1,370	1,454	1,548
Mortgage loans held-for-sale	3,970	4,271	2,442	2,728	2,003

Total (2)	$53,044	$52,500	$50,681	$50,909	$50,371

(1)	Includes real estate held-for-sale and held-for-investment.

(2)	Effective January 1, 2010, balance excludes the effects of consolidating under GAAP certain variable interest entities that are treated as consolidated securitization entities. See page 37, note 3 for the amount excluded at March 31, 2010.

Company Ratings as of April 28, 2010
     Insurer financial strength ratings represent the opinions of rating agencies, including A.M. Best Company (“A.M. Best”), Fitch Ratings Insurance Group (“Fitch”), Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), regarding the ability of an insurance company to meet its financial obligations to policyholders and contractholders. Credit ratings represent the opinions of rating agencies regarding an issuer’s ability to repay its indebtedness. Our insurer financial strength ratings and credit ratings as of April 28, 2010 are listed in the tables below:

	A.M. Best*	Fitch*	Moody’s*	S&P*
Insurer Financial Strength Ratings

First MetLife Investors Insurance Co.	A+	NR	NR	AA-
General American Life Insurance Company	A+	AA-	Aa3	AA-
MetLife Insurance Company of Connecticut	A+	AA-	Aa3	AA-
MetLife Investors Insurance Company	A+	AA-	Aa3	AA-
MetLife Investors USA Insurance Company	A+	AA-	Aa3	AA-
Metropolitan Casualty Insurance Company	A	NR	NR	NR
Metropolitan Direct Property and Casualty Insurance Co.	A	NR	NR	NR
Metropolitan General Insurance Company	A	NR	NR	NR
Metropolitan Group Property & Casualty Insurance Co.	A	NR	NR	NR
Metropolitan Life Insurance Company	A+	AA-	Aa3	AA-
Metropolitan Lloyds Insurance Company of Texas	A	NR	NR	NR
Metropolitan Property and Casualty Insurance Company	A	NR	NR	NR
Metropolitan Tower Life Insurance Company	A+	NR	Aa3	NR
New England Life Insurance Company	A+	AA-	Aa3	AA-

Credit Ratings
MetLife Short Term Funding LLC
Commercial Paper	NR	NR	P-1	A-1+

General American Life Insurance Company
(Surplus Notes)	a	NR	A2	A

MetLife, Inc.
Commercial Paper	AMB-1	F1	P-2	A-2
Senior Unsecured Debt	a-	A-	A3	A-
Subordinated Debt	bbb+	NR	Baa1	NR
Junior Subordinated Debt	bbb	BBB	Baa2	BBB
Preferred Stock	bbb	NR	Baa2	BBB
Non-Cumulative Perpetual Preferred Stock	bbb	BBB	Baa2	BBB-

MetLife Capital Trust IV & X
Trust Securities	bbb	BBB	Baa2	BBB

MetLife Funding, Inc.
Commercial Paper	AMB-1+	F1+	P-1	A-1+

Metropolitan Life Global Funding I
Senior Secured Debt	aa-	NR	Aa3	AA-

MetLife Institutional Funding I, LLC
Senior Secured Debt	aa-	NR	Aa3	AA-

Metropolitan Life Insurance Company
Surplus Notes	a	A	A2	A

*	Ratings outlooks are “Under review with negative implications, Stable, Negative, CreditWatch negative” for A.M. Best, Fitch, Moody’s and S&P, respectively.

NR	Not Rated